List of Subsidiaries of AT&T Corp.
                                  As of 3/17/99


                                                 Jurisdiction of
                                                  Incorporation

ACC Corp............................................Delaware
Alascom, Inc........................................Alaska
AT&T Canada Corp....................................Canada
AT&T Communications, Inc............................Delaware
AT&T Communications of California, Inc..............California
AT&T Communications of Delaware, Inc................Delaware
AT&T Communications of Hawaii, Inc..................Hawaii
AT&T Communications of Illinois, Inc................Illinois
AT&T Communications of Indiana, Inc.................Indiana
AT&T Communications of Maryland, Inc................Maryland
AT&T Communications of Michigan, Inc................Michigan
AT&T Communications of the Midwest, Inc.............Iowa
AT&T Communications of the Mountain States, Inc.....Colorado
AT&T Communications of Nevada, Inc..................Nevada
AT&T Communications of New England, Inc.............New York
AT&T Communications of New Hampshire, Inc...........New Hampshire
AT&T Communications of New Jersey, Inc..............New Jersey
AT&T Communications of New York, Inc................New York
AT&T Communications of Ohio, Inc....................Ohio
AT&T Communications of the Pacific Northwest, Inc...Washington
AT&T Communications of Pennsylvania, Inc............Pennsylvania
AT&T Communications of the South Central States,Inc.Delaware
AT&T Communications of the Southern States, Inc.....New York
AT&T Communications of the Southwest, Inc...........Delaware
AT&T Communications of Virginia, Inc................Virginia
AT&T Communications of Washington D.C., Inc.........New York
AT&T Communications of West Virginia, Inc...........West Virginia
AT&T Communications of Wisconsin, Inc...............Wisconsin
AT&T Communications Services International Inc......Delaware
AT&T Communications (UK) LTD........................United Kingdom
AT&T Global Communications Services Inc.............Delaware
AT&T Istel..........................................United Kingdom
AT&T Solutions Inc..................................Delaware
AT&T of Puerto Rico, Inc............................New York
AT&T Wireless Services, Inc.........................Delaware
LIN Broadcasting Corporation........................Delaware
Lucky Dog Phone Company Inc.........................Delaware
Teleport Communications Group Inc...................Delaware
Tele-Communications, Inc............................Delaware